Exhibit 10.8
AMENDMENT TO ARRANGEMENT AGREEMENT

THIS AMENDMENT AGREEMENT is made as of November 22, 2021.

BETWEEN:
ENCORE ENERGY CORP., a company existing under the laws of the Province of British Columbia

("enCore")

- and -

AZARGA URANIUM CORP., a company existing under the laws of the Province of British Columbia

("Azarga")

WHEREAS, enCore and Azarga entered into an Arrangement Agreement dated September 7, 2021 (the "Arrangement Agreement");
AND WHEREAS, the Parties have agreed to amend the Arrangement Agreement as provided in this Amendment Agreement (this "Amendment Agreement");
NOW THEREFORE, in consideration of the covenants and agreements herein contained, the Parties agree as follows:
1.Definitions

In this Amendment Agreement (including the recitals), unless otherwise defined herein or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Arrangement Agreement.
2.To be Read with Arrangement Agreement
This Amendment Agreement is an amendment to the Arrangement Agreement. Unless the context of this Amendment Agreement otherwise requires, the Arrangement Agreement and this Amendment Agreement shall be read together and shall have effect as if the provisions of the Arrangement Agreement and this Amendment Agreement were contained in one agreement. From and after the date hereof, all references in the Arrangement Agreement to "this Agreement" shall be deemed to be references to the Arrangement Agreement, as amended by this Amendment Agreement.
3.Amendment to the Arrangement Agreement

The Arrangement Agreement is hereby amended by:

(a)removing the definition of the term "Outside Date" in Section 1.1 of the Arrangement Agreement in its entirety and replacing it with the following:
"Outside Date" means March 31, 2022 or such later date as may be agreed in writing by the Parties.

(b)removing Section 2.10 of the Arrangement Agreement in its entirety and replacing it with the following:
2.10 Effective Date

The Arrangement shall be effective at the Effective Time on the date (the “Effective Date”) agreed to by enCore and Azarga in writing as the effective date of the Arrangement, which date shall be no later than the fifth Business Day after the satisfaction or, where not prohibited, the waiver (subject to applicable Law) of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver of those conditions as of the Effective Date) set forth in Article 6, unless another date is agreed to in writing by the Parties, and, in any event not later than the Outside Date. Notwithstanding the foregoing, if the Parties receive clearance from the U.S. Nuclear Regulatory Commission (NRC) permitting the Parties to close the Arrangement prior to the Outside Date, then the Parties will use reasonable efforts to complete the Arrangement within five (5) Business Days thereafter, provided that the Parties have satisfied or waived all other conditions set forth in Article 6. From and after the Effective Time, the Plan of Arrangement will have all of the effects provided by applicable Law, including the Act.
4.Continuance of Arrangement Agreement

The Arrangement Agreement, as modified by this Amendment Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for in this Amendment Agreement.

5.Counterparts

This Amendment Agreement may be executed in any number of counterparts (including counterparts by facsimile or any other form of electronic communication) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Amendment Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
6.Governing Law
Section 11.8 of the Arrangement Agreement is incorporated by reference into this Amendment Agreement and shall apply mutatis mutandis.

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IN WITNESS WHEREOF the Parties have executed this Amendment Agreement on the date first written above.

ENCORE ENERGY CORP.

By:    /s/ P. Goranson
Name: Paul Goranson
Title:    Chief Executive Officer

AZARGA URANIUM CORP.

By:    /s/ B. Steele
Name: Blake Steele
Title:    President and Chief Executive Officer